UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K
                                  CURENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

             Date of Report: February 6, 2001
             Date of Earliest Event Reported: Not Applicable


                       COUNTRYWIDE CREDIT INDUSTRIES, INC.
             (Exact name of registrant as specified in its chapter)


Delaware                                 1-8422               95-4083087
(State or other jurisdiction           (Commission           (IRS Employer
of incorporation                       File Number)          Identification No.)

   4500 PARK GRANADA, CALABASAS CA                                       91302
Address of principal executive offices)                               (Zip Code)




       Registrant's telephone number, including area code: (818) 225-3000





















ITEM 5.  OTHER EVENTS


         Countrywide Credit Industries, Inc. ("CCI") is hereby filing as Exhibit 99.16, the press release that announced the offering of 30-year, zero coupon senior convertible notes. The press release is filed pursuant to Rule 135C of the Securities Act of 1933.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.                Description

99.16 February 2, 2001 press release of Countrywide Credit Industries, Inc., announcing the offering of 30-year, zero coupon senior convertible notes.



                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Dated: February 6, 2001


                                             COUNTRYWIDE CREDIT INDUSTRIES, INC.

                                                    By: /s/ Standford L. Kurland
                                                     Standford L. Kurland
                                                   Senior Managing Director and
                                                   Chief Operating Officer

         EXHIBIT INDEX

Exhibit No.                         Description

99.16 February 2, 2001 press release of Countrywide Credit Industries, Inc., announcing the offering of 30-year, zero coupon senior convertible notes.